UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2018

NRG Yield LLC

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-203369 (Commission File Number)	32-0407370 (IRS Employer Identification No.)

804 Carnegie Center, Princeton, New Jersey 08540

(Address of principal executive offices, including zip code)

(609) 524-4500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Fifth Supplemental Indenture

On January 29, 2018, NRG Yield Operating LLC (“Yield Operating”), a subsidiary of NRG Yield LLC, the guarantors currently party to the 2024 Notes Indenture (defined below), Portfolio Solar I, LLC, NRG Solar Las Vegas MB 1 LLC, NRG Solar Star LLC, NRG Solar Iguana LLC, NRG Solar Tabernacle LLC, Solar Flagstaff One LLC, SPP Asset Holdings, LLC, SPP Fund II Holdings, LLC, SPP Fund III, LLC, SPP Fund II, LLC and SPP Fund II-B, LLC (the “Guaranteeing Subsidiaries”) and Delaware Trust Company (as successor in interest to Law Debenture Trust Company of New York), as trustee (the “Trustee”), entered into the fifth supplemental indenture (the “Fifth Supplemental Indenture”), supplementing the indenture, dated as of August 5, 2014 (as amended or supplemented to the date hereof, the “2024 Notes Indenture”), by and among Yield Operating, the guarantors party thereto and the Trustee, pursuant to which Yield Operating issued $500,000,000 in aggregate principal amount of its 5.375% Senior Notes due 2024 (the “2024 Notes”).  Pursuant to the Fifth Supplemental Indenture, each of the Guaranteeing Subsidiaries became a guarantor of Yield Operating’s obligations under the 2024 Notes.

The foregoing description of the Fifth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Fifth Supplemental Indenture, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

First Supplemental Indenture

On January 29, 2018, Yield Operating, the guarantors currently party to the 2026 Notes Indenture (defined below), the Guaranteeing Subsidiaries and the Trustee also entered into the supplemental indenture (the “First Supplemental Indenture”), supplementing the indenture, dated as of August 18, 2016 (the “2026 Notes Indenture”), by and among Yield Operating, the guarantors party thereto and the Trustee, pursuant to which Yield Operating issued $350,000,000 in aggregate principal amount of its 5.000% Senior Notes due 2026 (the “2026 Notes”).  Pursuant to the First Supplemental Indenture, each of the Guaranteeing Subsidiaries became a guarantor of Yield Operating’s obligations under the 2026 Notes.

The foregoing description of the First Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the First Supplemental Indenture, which is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Document

4.1

Fifth Supplemental Indenture, dated as of January 29, 2018, among NRG Yield Operating LLC, the guarantors named therein and Delaware Trust Company (as successor in interest to Law Debenture Trust Company of New York).

4.2

Supplemental Indenture, dated as of January 29, 2018, among NRG Yield Operating LLC, the guarantors named therein and Delaware Trust Company (as successor in interest to Law Debenture Trust Company of New York).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Yield LLC
(Registrant)

	By:	/s/ Brian E. Curci
Brian E. Curci
Corporate Secretary

January 31, 2018